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                            PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into as of the 26th day of October, 2001 ("Agreement"), by and among Hartford Life Insurance Company, a Connecticut stock life insurance company ("Insurer") (on behalf of itself and each of its segregated asset accounts listed on Schedule A hereto, each a "Separate Account"); Hartford Securities Distribution Company, Inc., a Connecticut corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts referred to below; Alliance Variable Products Series Fund, Inc., a Maryland corporation, ("Fund"); Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                WITNESSETH THAT:

WHEREAS Insurer, the Distributor, and Alliance Variable Products Series Fund, Inc. (the "Fund") desire that Class B shares of the Fund's portfolios listed on Schedule B hereto (the "Portfolios"; reference herein to the "Fund" includes reference to each Portfolio to the extent the context requires) be made available by Distributor to serve as underlying investment media for those variable annuity contracts of Insurer listed on Schedule A (the "Contracts"), to be principally underwritten by Contracts Distributor and sold by other registered broker-dealer firms as agreed to by Insurer and Contracts Distributor; and

WHEREAS the Contracts provide for the allocation of net amounts received by Insurer to separate divisions (the "Divisions"; reference herein to the "Separate Account" includes reference to each Division to the extent the context requires) of the Separate Account for investment in


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Class B shares of corresponding Portfolios of the Fund that are made available through the Separate Account to act as underlying investment media,

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Fund and Distributor will make Class B shares of the Portfolios available to Insurer for this purpose at net asset value and with no sales charges, all subject to the following provisions:

                        SECTION 1. ADDITIONAL PORTFOLIOS

The Fund has and may, from time to time, add additional Portfolios, which will become subject to this Agreement, if, upon the written consent of each of the Parties hereto, they are made available as investment media for the Contracts.

                       SECTION 2. PROCESSING TRANSACTIONS

2.1  TIMELY PRICING AND ORDERS.

The Fund or its designated agent will provide closing net asset value, dividend and capital gain information for each Portfolio to Insurer at the close of trading on each day (a "Business Day") on which (a) the New York Stock Exchange is open for regular trading and (b) the Fund calculates the Portfolio's net asset value pursuant to the rules of the Securities and Exchange Commission ("SEC"). The Fund or its designated agent will use its best efforts to provide this information by 6:00 p.m., Eastern time. Insurer will use these data to calculate unit values, which in turn will be used to process transactions that receive that same Business Day's Separate Account Division's unit values. Such Separate Account processing will be done the same evening, and corresponding orders with respect to Fund shares will be placed the morning of the

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following Business Day. Insurer will use its best efforts to place such orders with the Fund by 10:00 a.m., Eastern time.

2.2  TIMELY PAYMENTS.

Insurer will transmit orders for purchases and redemptions of Fund shares to Distributor, and will wire payment in federal funds for net purchases to a custodial account designated by the Fund on the day the order for Fund shares is placed, to the extent practicable. Payment for net redemptions will be wired in federal funds by the Fund to an account designated by Insurer on the same day as the order is placed, to the extent practicable, and in any event be made within six calendar days after the date the order is placed in order to enable Insurer to pay redemption proceeds within the time specified in Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act").

2.3  REDEMPTION IN CASH.

The Fund will pay all redemption proceeds in cash, unless the Fund's Board of Directors determines that a material irreconcilable conflict exists and that the payment of redemption proceeds in kind is desirable to remedy such conflict.

2.4  APPLICABLE PRICE.

The Parties agree that Portfolio share purchase and redemption orders resulting from Contract owner purchase payments, surrenders, partial withdrawals, routine withdrawals of charges, or other transactions under Contracts that the Company receives prior to the close of regular trading on the New York Stock Exchange on a Business Day will be executed at the net asset values of the appropriate Portfolios next computed after receipt by the Fund or its designated agent of the orders. For the purposes of this section, Insurer shall be deemed to be the agent of the Fund for receipt of such orders from holders or applicants of contracts, and receipt by Insurer shall constitute receipt by

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the Fund. All other purchases and redemptions of Portfolio shares by Insurer, will be effected at the net asset values next computed after receipt by Distributor of the order therefor, and such orders will be irrevocable. Insurer hereby elects to reinvest all dividends and capital gains distributions in additional shares of the corresponding Portfolio at the record-date net asset values until Insurer otherwise notifies the Fund in writing, it being agreed by the Parties that the record date and the payment date with respect to any dividend or distribution will be the same Business Day.

                         SECTION 3. COSTS AND EXPENSES

3.1  GENERAL.

Except as otherwise specifically provided herein, each Party will bear all expenses incident to its performance under this Agreement.

3.2  REGISTRATION.

The Fund will bear the cost of its registering as a management investment company under the 1940 Act and registering its shares under the Securities Act of 1933, as amended (the "1933 Act"), and keeping such registrations current and effective; including, without limitation, the preparation of and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices respecting the Fund and its shares and payment of all applicable registration or filing fees with respect to any of the foregoing. Insurer will bear the cost of registering the Separate Account as a unit investment trust under the 1940 Act and registering units of interest under the Contracts under the 1933 Act and keeping such registrations current and effective; including, without limitation, the preparation and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices respecting the Separate Account and its units of interest and payment of all applicable registration or filing fees with respect to any of the foregoing.

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3.3  OTHER (NON-SALES-RELATED) EXPENSES.

The Fund will bear the costs of preparing, filing with the SEC and setting for printing the Fund's prospectus, statement of additional information and any amendments or supplements thereto (collectively, the "Fund Prospectus"), periodic reports to shareholders, Fund proxy material and other shareholder communications and any related requests for voting instructions from Participants (as defined below). Insurer will bear the costs of preparing, filing with the SEC and setting for printing, the Separate Account's prospectus, statement of additional information and any amendments or supplements thereto (collectively, the "Separate Account Prospectus"), any periodic reports to owners, annuitants or participants under the Contracts (collectively, "Participants"), and other Participant communications. The Fund and Insurer each will bear the costs of printing in quantity and delivering to existing Participants the documents as to which it bears the cost of preparation as set forth above in this Section 3.3, it being understood that reasonable cost allocations will be made in cases where any such Fund and Insurer documents are printed or mailed on a combined or coordinated basis. A reasonable cost allocation may include any reasonable method of allocating costs, including but not limited to a pro-rata allocation based on the page count of the documents as to which each bears the cost of preparation as compared to the total page count for the documents that are printed or mailed on a combined or coordinated basis. If REQUESTED by Insurer, the Fund will provide, at the Fund's expense, annual Prospectus text to Insurer on diskette for printing and binding with the Separate Account Prospectus.

3.4  OTHER SALES-RELATED EXPENSES.

Expenses of distributing the Portfolio's shares and the Contracts will be paid by Contracts Distributor and other parties, as they shall determine by separate agreement.

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3.5  PARTIES TO COOPERATE.

The Fund, Adviser, Insurer, Contracts Distributor, and Distributor each agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver combined or coordinated prospectuses or other materials of the Fund and Separate Account.

                          SECTION 4. LEGAL COMPLIANCE

4.1  TAX LAWS.

       (a) The Fund and the Adviser represent and warrant (i) that each Portfolio is currently qualified as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) that they will maintain qualification of each Portfolio as a RIC. The Fund and the Adviser will notify Insurer immediately upon having a reasonable basis for believing that a Portfolio has ceased to so qualify or that it might not so qualify in the future.

       (b) Insurer represents that it believes, in good faith, that the Contracts will be treated as annuity contracts under applicable provisions of the Code and that it will make every effort to maintain such treatment. Insurer will notify the Fund and Distributor immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

       (c) The Fund and the Adviser represent and warrant that, at all times, each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code and Section 1.817-5(b) of the regulations under the Code, and the Fund, Adviser or Distributor will notify Insurer immediately upon having a reasonable basis for believing that a Portfolio has ceased to so comply or

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          that a Portfolio might not so comply in the future. In the event a
          Portfolio ceases to comply, the Fund and the Adviser will take all necessary steps to adequately diversify the Portfolio so as to achieve compliance within the grace period afforded by Section 1.817-5 of the regulations.

       (d) Insurer represents that it believes, in good faith, that the Separate Account is a "segregated asset account" and that interests in the Separate Account are offered exclusively through the purchase of or transfer into a "variable contract," within the meaning of such terms under Section 817(h) of the Code and the regulations thereunder. Insurer will make every effort to continue to meet such definitional requirements, and it will notify the Fund and Distributor immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

       (e) The Adviser will manage the Fund as a RIC in compliance with Subchapter M of the Code and will use its best efforts to manage to be in compliance with Section 817(h) of the Code and regulations thereunder. The Fund has adopted and will maintain procedures for ensuring that the Fund is managed in compliance with Subchapter M and Section 817(h) and regulations thereunder.

       (f) Should the Distributor or Adviser become aware of a failure of Fund, or any of its Portfolios, to be in compliance with Subchapter M of the Code or Section 817(h) of the Code and regulations thereunder, they represent and agree that they will immediately notify Insurer of such in writing.

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4.2  INSURANCE AND CERTAIN OTHER LAWS.

       (a) The Adviser will use its best efforts to cause the Fund to comply with any applicable state insurance laws or regulations, to the extent specifically requested in writing by Insurer. If it cannot comply, it will so notify Insurer in writing.

       (b) Insurer represents and warrants that (i) it is an insurance company duly organized, validly existing and in good standing under the laws of the State of Connecticut and has full corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement, (ii) it has legally and validly established and maintains the Separate Account as a segregated asset account under Connecticut Insurance Law, and (iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

       (c) Insurer and Contracts Distributor represent and warrant that Contracts Distributor is a business corporation duly organized, validly existing, and in good standing under the laws of the State of Connecticut and has full corporate power, authority and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

       (d) Distributor represents and warrants that it is a business corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power, authority and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

       (e) Distributor represents and warrants that the Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has full power,

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            authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

       (f) Adviser represents and warrants that it is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

4.3  SECURITIES LAWS.

       (a) Insurer represents and warrants that (i) interests in the Separate Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act and the Contracts will be duly authorized for issuance and sold in compliance with Connecticut law, (ii) the Separate Account is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) the Separate Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (iv) the Separate Account's 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will, at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder and (v) the Separate Account Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

       (b) The Adviser and Distributor represent and warrant that (i) Fund shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Maryland law, (ii) the Fund is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) the Fund will amend the registration statement for its shares under the 1933 Act and itself under the 1940 Act from time to

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            time as required in order to effect the continuous offering of its shares, (iv) the Fund does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) the Fund's 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) the Fund Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

       (c) The Fund will register and qualify its shares for sale in accordance with the laws of any state or other jurisdiction only if and to the extent reasonably deemed advisable by the Fund, Insurer or any other life insurance company utilizing the Fund.

       (d) Distributor and Contracts Distributor each represents and warrants that it is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member in good standing of the National Association of Securities Dealers Inc. (the "NASD").

4.4  NOTICE OF CERTAIN PROCEEDINGS AND OTHER CIRCUMSTANCES.

       (a) Distributor or the Fund shall immediately notify Insurer of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to the Fund's registration statement under the 1933 Act or the Fund Prospectus,
            (ii) any request by the SEC for any amendment to such registration statement or Fund Prospectus, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of the Fund's shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Fund shares in any state or jurisdiction, including, without limitation, any circumstances in which (x) the Fund's shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law or (y) such law precludes the use of such shares as an underlying

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          investment medium of the Contracts issued or to be issued by Insurer.
          Distributor and the Fund will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

       (b) Insurer and Contracts Distributor shall immediately notify the Fund of (i) the issuance by any court or regulatory body of any stop order, cease and desist order or similar order with respect to the Separate Account's registration statement under the 1933 Act relating to the Contracts or the Separate Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Separate Account Prospectus, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of the Separate Account interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. Insurer and Contracts Distributor will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

4.5  INSURER TO PROVIDE DOCUMENTS.

Upon request, Insurer will provide the Fund and the Distributor one complete copy of SEC registration statements, Separate Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and amendments to any of the above, that relate to the Separate Account or the Contracts, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

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4.6  FUND TO PROVIDE DOCUMENTS.

Upon request, the Fund will provide to Insurer one complete copy of SEC registration statements, Fund Prospectuses, reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

                      Section 5. MIXED AND SHARED FUNDING

5.1  GENERAL.

The Fund has obtained an order exempting it from certain provisions of the 1940 Act and rules thereunder so that the Fund is available for investment by certain other entities, including, without limitation, separate accounts funding variable life insurance policies and separate accounts of insurance companies unaffiliated with Insurer ("Mixed and Shared Funding Order"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5.

5.2  DISINTERESTED DIRECTORS.

The Fund agrees that its Board of Directors shall at all times consist of directors a majority of whom are not interested persons of Adviser or Distributor within the meaning of Section 2(a)(19) of the 1940 Act (the "Disinterested Directors") with such exceptions as permitted by the Mixed and Shared Funding Order.

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5.3  MONITORING FOR MATERIAL IRRECONCILABLE CONFLICTS.

The Fund agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the participants in all separate accounts of life insurance companies utilizing the Fund, including the Separate Account. Insurer agrees to inform the Board of Directors of the Fund of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

       (a)  an action by any state insurance or other regulatory authority;

       (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

       (c)  an administrative or judicial decision in any relevant proceeding;

       (d) the manner in which the investments of any Portfolio are being managed;

       (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract participants or by participants of different life insurance companies utilizing the Fund; or

       (f) a decision by a life insurance company utilizing the Fund to disregard the voting instructions of participants.

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Insurer will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by Insurer to disregard voting instructions of Participants. The obligations of the Insurer under this Section 5.3 will be carried out with a view only to the interests of Participants.

5.4  CONFLICT REMEDIES.

       (a) It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, Insurer and the other life insurance companies utilizing the Fund will, at their own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

         (i) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected participants and, as appropriate, segregating the assets of any particular group (e.g., annuity contract owners or participants, life insurance contract owners or all contract owners and participants of one or more life insurance companies utilizing the
              Fund) that votes in favor of such segregation, or offering to the affected contract owners or participants the option of making such a change; and

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         (ii)  establishing a new registered investment company of the type defined as a "Management Company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a Management Company.

       (b) If the material irreconcilable conflict arises because of Insurer's decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote, Insurer may be required, at the Fund's election, to withdraw the Separate Account's investment in the Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six months after the Fund gives notice to Insurer that this provision is being implemented, and until such withdrawal Distributor and the Fund shall continue to accept and implement orders by Insurer for the purchase and redemption of shares of the Fund.

       (c) If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to Insurer conflicts with the majority of other state regulators, then Insurer will withdraw the Separate Account's investment in the Fund within six months after the Fund's Board of Directors informs Insurer that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal Distributor and Fund shall continue to accept and implement orders by Insurer for the purchase and redemption of shares of the Fund.

       (d) Insurer agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.

       (e) For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event,

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          however, will the Fund or Distributor be required to establish a new funding medium for any Contracts. Insurer will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.

5.5  NOTICE TO INSURER.

The Fund will promptly make known in writing to Insurer the Board of Directors' determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

5.6  INFORMATION REQUESTED BY BOARD OF DIRECTORS.

Insurer and the Fund will at least annually submit to the Board of Directors of the Fund such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying life insurance companies utilizing the Fund of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

5.7  COMPLIANCE WITH SEC RULES.

If, at any time during which the Fund is serving as an investment medium for variable life insurance policies, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is

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adopted to provide exemptive relief with respect to mixed and shared funding, the Parties agree that they will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

                             SECTION 6. TERMINATION

6.1  EVENTS OF TERMINATION.

Subject to Section 6.4 below, this Agreement will terminate as to a Portfolio:

       (a) at the option of Insurer or Distributor upon at least six months advance written notice to the other Parties, or

       (b) at the option of the Fund upon (i) at least sixty days advance written notice to the other parties, and (ii) approval by (x) a majority of the disinterested Directors upon a finding that a continuation of this Contract is contrary to the best interests of the Fund, or (y) a majority vote of the shares of the affected Portfolio in the corresponding Division of the Separate Account (pursuant to the procedures set forth in Section 11 of this Agreement for voting Trust shares in accordance with Participant instructions).

       (c) at the option of the Fund upon institution of formal proceedings against Insurer or Contracts Distributor by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding Insurer's obligations under this Agreement or related to the sale of the Contracts, the operation of the Separate Account, or the purchase of the Fund shares, if, in each case, the Fund reasonably determines that such proceedings, or the facts on which such proceedings would be based,

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          have a material likelihood of imposing material adverse consequences on the Portfolio to be terminated; or

       (d) at the option of Insurer upon institution of formal proceedings against the Fund, Adviser, or Distributor by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding the Fund's, Adviser's or Distributor's obligations under this Agreement or related to the operation or management of the Fund or the purchase of Fund shares, if, in each case, Insurer reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on Insurer, Contracts Distributor or the Division corresponding to the Portfolio to be terminated; or

       (e) at the option of any Party in the event that (i) the Portfolio's shares are not registered and, in all material respects, issued and sold in accordance with any applicable state and federal law or (ii) such law precludes the use of such shares as an underlying investment medium of the Contracts issued or to be issued by Insurer; or

       (f) upon termination of the corresponding Division's investment in the Portfolio pursuant to Section 5 hereof; or

       (g) at the option of Insurer if the Portfolio ceases to qualify as a RIC under Subchapter M of the Code or under successor or similar provisions; or

       (h) at the option of Insurer if the Portfolio fails to comply with
           Section 817(h) of the Code or with successor or similar provisions;
           or

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         (i)  at the option of Insurer if Insurer reasonably believes that any change in a Fund's investment adviser or investment practices will materially increase the risks incurred by Insurer.

6.2  FUNDS TO REMAIN AVAILABLE.

Except (i) as necessary to implement Participant-initiated transactions, (ii) as required by state insurance laws or regulations, (iii) as required pursuant to
Section 5 of this Agreement, or (iv) with respect to any Portfolio as to which this Agreement has terminated, Insurer shall not (x) redeem Fund shares attributable to the Contracts, or (y) prevent Participants from allocating payments to or transferring amounts from a Portfolio that was otherwise available under the Contracts, until, in either case, 90 calendar days after Insurer shall have notified the Fund or Distributor of its intention to do so.

6.3  SURVIVAL OF WARRANTIES AND INDEMNIFICATIONS.

All warranties and indemnifications will survive the termination of this Agreement.

6.4  CONTINUANCE OF AGREEMENT FOR CERTAIN PURPOSES.

Notwithstanding any termination of this Agreement, the Distributor shall continue to make available shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts"), except as otherwise provided under Section 5 of this Agreement. Specifically, and without limitation, the Distributor shall facilitate the sale and purchase of shares of the Portfolios as necessary in order to process premium payments, surrenders and other withdrawals, and transfers or reallocations of values under Existing Contracts.

             SECTION 7. PARTIES TO COOPERATE RESPECTING TERMINATION

The other Parties hereto agree to cooperate with and give reasonable assistance to Insurer in taking all necessary and appropriate steps for the purpose of ensuring that the Separate Account owns no shares of a Portfolio after the Final Termination Date with respect thereto.

                             SECTION 8. ASSIGNMENT

This Agreement may not be assigned by any Party, except with the written consent of each other Party.

                    SECTION 9. CLASS B DISTRIBUTION PAYMENTS

During the term of this Agreement and subject to the conditions of this Section 9, the Distributor will make payments to the Contracts Distributor pursuant to a distribution plan adopted by the Fund with respect to the Class B shares of the Portfolios pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan) in consideration of the Contracts Distributor's furnishing distribution services relating to the Class B shares of the Portfolios and providing administrative, accounting and other services, including personal service and/or the maintenance of Participant accounts, with respect to such shares. The Distributor has no obligation to make any such payments, and the Contracts Distributor waives any such payment, until the Distributor receives monies therefor from the Fund. Any such payments made pursuant to this Section 9 shall be subject to the following terms and conditions:

       (a) Any such payments shall be in such amounts as the Distributor may from time to time advise the Contracts Distributor in writing but in any event not in excess of the amounts permitted by the Rule 12b-1 Plan. Such payments may include a service fee in the amount of .25 of 1% per annum of the average daily net assets of the Fund attributable to the Class B shares of a Portfolio held by clients of the Contracts Distributor. Any such service fee shall be paid solely for personal service and/or the maintenance of Participant accounts.

       (b) The provisions of this Section 9 relate to a plan adopted by the Fund pursuant to Rule 12b-1. In accordance with Rule 12b-1, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Section 9 shall provide the Fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

       (c) The provisions of this Section 9 shall remain in effect for not more than a year and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually in conformity with Rule 12b-1 and the 1940 Act. The provisions of this Section 9 shall automatically terminate in the event of the assignment (as defined by the 1940 Act) of this Agreement, in the event the Rule 12b-1 Plan terminates or is not continued or in the event this Agreement terminates or ceases to remain in effect. In addition, the provisions of this Section 9 may be terminated at any time, without penalty, by either the Distributor or the Contracts Distributor with respect to any Portfolio on not more than 60 days' nor less than 30 days' written notice delivered or mailed by registered mail, postage prepaid, to the other party.

                              SECTION 10. NOTICES

Notices and communications required or permitted by Section 2 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

                                Hartford Life Insurance Company
                                200 Hopmeadow Street
                                Simsbury, CT 06089
                                Attn: Thomas Marra, President
                                Fax 860.843.6329

                                Hartford Securities Distribution Company,
                                Inc.
                                200 Hopmeadow Street
                                Simsbury, CT 06089
                                Attn: Thomas Marra, President
                                Fax 860.843.6329

                                With copy to:
                                General Counsel
                                Hartford Life Insurance Company
                                200 Hopmeadow Street
                                Simsbury, CT 06089
                                Fax 860.843.8665

                                Alliance Fund Distributors, Inc.
                                1345 Avenue of the Americas
                                New York NY 10105
                                Attn.: Edmund P. Bergan
                                FAX: (212) 969-2290

                                Alliance Capital Management L.P.
                                1345 Avenue of the Americas
                                New York NY 10105
                                Attn: Edmund P. Bergan
                                FAX: (212) 969-2290

                                Alliance Variable Products Fund, Inc.
                                1345 Avenue of the Americas
                                New York NY 10105
                                Attn: Edmund P. Bergan
                                FAX: (212) 969-2290

                         Section 11. VOTING PROCEDURES

Subject to the cost allocation procedures set forth in Section 3 hereof, Insurer will distribute all proxy material furnished by the Fund to Participants and will vote Fund shares in accordance with instructions received from Participants. Insurer will vote Fund shares that are (a) not attributable to Participants or (b) attributable to Participants, but for which no instructions have been received, in the same proportion as Fund shares for which said instructions have been received from Participants. Insurer agrees that it will disregard Participant voting instructions only to the extent it would be permitted to do so pursuant to Rule 6e-3 (T)(b)(15)(iii) under the 1940 Act if the Contracts were variable life insurance policies subject to that rule. Insurer will be responsible for calculating voting privileges in a manner consistent with that of other participating life insurance companies utilizing the Fund, as prescribed by this Section 11.

                        Section 12. FOREIGN TAX CREDITS

The Adviser agrees to consult in advance with Insurer concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to the Fund's shareholders.

                          Section 13. INDEMNIFICATION

13.1  INDEMNIFICATION OF FUND, DISTRIBUTOR AND ADVISER BY INSURER.

       (a) Except to the extent provided in Sections 13.1(b) and 13.1(c), below, Insurer agrees to indemnify and hold harmless the Fund, Distributor and Adviser, each of their directors and officers, and each person, if any, who controls the Fund, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 13.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Insurer) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions are related to the sale, acquisition, or holding of the Fund's shares or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Separate Account's 1933 Act registration statement, the Separate Account Prospectus, the Contracts or, to the extent prepared by Insurer or Contracts Distributor, sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Insurer or Contracts Distributor by or on behalf of the Fund, Distributor or Adviser for use in the Separate Account's 1933 Act registration statement, the Separate Account Prospectus, the Contracts, or sales literature or advertising (or any amendment or supplement to any of the foregoing); or

         (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in the Fund's 1933 Act registration statement,

               Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of Insurer or Contracts Distributor) or the negligent, illegal or fraudulent conduct of Insurer or Contracts Distributor or persons under their control (including, without limitation, their employees and "Associated Persons," as that term is defined in paragraph (m) of Article I of the NASD's By-Laws), in connection with the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund, Adviser or Distributor by or on behalf of Insurer or Contracts Distributor for use in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing; or

         (iv) arise as a result of any failure by Insurer or Contracts Distributor to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement.

       (b) Insurer shall not be liable under this Section 13.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties under this Agreement or to Distributor or to the Fund.

       (c) Insurer shall not be liable under this Section 13.1 with respect to any action against an Indemnified Party unless the Fund, Distributor or Adviser shall have notified Insurer in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Insurer of any such action shall not relieve Insurer from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 13.1. In case any such action is brought against an Indemnified Party, Insurer shall be entitled to participate, at its own expense, in the defense of such action. Insurer also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from Insurer to such Indemnified Party of Insurer's election to assume the defense thereof, the Indemnified Party will cooperate fully with Insurer and shall bear the fees and expenses of any additional counsel retained by it, and Insurer will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

13.2  INDEMNIFICATION OF INSURER AND CONTRACTS DISTRIBUTOR BY ADVISER.

       (a) Except to the extent provided in Sections 13.2(d) and 13.2(e), below, Adviser agrees to indemnify and hold harmless Insurer and Contracts Distributor, each of their directors and officers, and each person, if any, who controls Insurer or Contracts Distributor within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 13.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Adviser) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions are related to the sale, acquisition, or holding of the Fund's shares or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund or, to the extent not prepared by Insurer or Contracts Distributor, sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Distributor, Adviser or the Fund by or on behalf of Insurer or Contracts Distributor for use in the Fund's 1933 Act registration statement, Fund Prospectus, or in sales literature or advertising (or any amendment or supplement to any of the foregoing); or

         (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in the Separate Account's 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of Distributor, Adviser, or the Fund) or the negligent, illegal or fraudulent conduct of the Fund, Distributor, Adviser or persons under their control (including, without limitation, their employees and Associated Persons), in connection with the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Separate Account's 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to Insurer or Contracts Distributor by or on behalf of the Fund, Distributor or Adviser for use in the Separate Account's 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or

         (iv) arise as a result of any failure by the Fund, Adviser or Distributor to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement;

       (b) Except to the extent provided in Sections 13.2(d) and 13.2(e) hereof, Adviser agrees to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, except as set forth in Section 13.2(c) below, the written consent of Adviser) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Portfolio to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder or (ii) Section 817(h) of the Code and regulations thereunder (except to the extent that such failure is caused by Insurer), including, without limitation, any income taxes and related penalties, rescission charges, liability under state law to Contract owners or Participants asserting liability against Insurer or Contracts Distributor pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the Internal Revenue Service, and the cost of any substitution by Insurer of shares of another investment company or portfolio for those of any adversely affected Portfolio as a funding medium for the Separate Account that Insurer deems necessary or appropriate as a result of the noncompliance.

       (c) The written consent of Adviser referred to in Section 13.2(b) above shall not be required with respect to amounts paid in connection with any ruling and closing agreement or other settlement with the Internal Revenue Service.

       (d) Adviser shall not be liable under this Section 13.2 with respect to any losses, claims; damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties under this Agreement or to Insurer, Contracts Distributor or the Separate Account.

    (e) Adviser shall not be liable under this Section 13.2 with respect to any action against an Indemnified Party unless Insurer or Contracts Distributor shall have notified Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Adviser of any such action shall not relieve Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 13.2. In case any such action is brought against an Indemnified Party, Adviser will be entitled to participate, at its own expense, in the defense of such action. Adviser also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the Internal Revenue Service), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from Adviser to such Indemnified Party of Adviser's election to assume the defense thereof, the Indemnified Party will cooperate fully with Adviser and shall bear the fees and expenses of any additional counsel retained by it, and Adviser will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

13.3  EFFECT OF NOTICE.

Any notice given by the indemnifying Party to an Indemnified Party referred to in Section 13.1(c) or 13.2(e) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

                           SECTION 14. APPLICABLE LAW

This Agreement will be construed and the provisions hereof interpreted under and in accordance with New York law, without regard for that state's principles of conflict of laws.

                     SECTION 15. EXECUTION IN COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

                            SECTION 16. SEVERABILITY

If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

                         SECTION 17. RIGHTS CUMULATIVE

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.

                SECTION 18. RESTRICTIONS ON SALES OF FUND SHARES

Insurer agrees that the Fund will be permitted (subject to the other terms of this

Agreement) to make its shares available to separate accounts of other life insurance companies. The Fund, the Adviser and the Distributor each represent and warrant that shares of the Fund have not been and will not be sold to the general public.

                              SECTION 19. HEADINGS

The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

                      SECTION 20. CONFIDENTIAL INFORMATION

Each party agrees not to use or disclose to others any "non-public personal information" about any "consumer" of another party as such terms are defined in SEC Regulation S-P, except as permitted or required by law.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                HARTFORD LIFE INSURANCE COMPANY

                                By:      [ILLEGIBLE]
                                         --------------------------------------
                                Name:
                                Title:

                                HARTFORD SECURITIES DISTRIBUTION
                                COMPANY, INC.

                                By:      [ILLEGIBLE]
                                         --------------------------------------
                                Name:
                                Title:

                                ALLIANCE VARIABLE PRODUCTS SERIES FUND,
                                INC.

                                By:      [ILLEGIBLE]
                                         --------------------------------------
                                Name:
                                Title:

                                ALLIANCE CAPITAL MANAGEMENT LP
                                By: Alliance Capital Management Corporation,
                                its General Partner

                                By:      [ILLEGIBLE]
                                         --------------------------------------
                                Name:
                                Title:

                                ALLIANCE FUND DISTRIBUTORS, INC.

                                By:      [ILLEGIBLE]
                                         --------------------------------------
                                Name:
                                Title:

                                   SCHEDULE A

                        Separate Accounts and Contracts

Hartford Life Insurance Company Separate Account    HL-VA94
Two                                                 HL-VA99
                                                    HL-NCDSC98

                                   SCHEDULE B

           Portfolios of Alliance Variable Products Series Fund, Inc.

Growth and Income Portfolio

Global Bond Portfolio

00250.292 #278062+

                                                                  EXECUTION COPY

                            PARTICIPATION AGREEMENT

                                     AMONG

                        HARTFORD LIFE INSURANCE COMPANY,

                HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.,

                  ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                                      AND

                        ALLIANCE FUND DISTRIBUTORS, INC.

                                  DATED AS OF

                                OCTOBER 26, 2001

                              AMENDED AND RESTATED
                          FUND PARTICIPATION AGREEMENT

                                     AMONG

                ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES, INC.,

             ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT,

                       ALLIANCE CAPITAL MANAGEMENT, L.P.,

                                      AND

                        HARTFORD LIFE INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                                                           PAGE
----------------------------------------------------------------------------------------------------------------
ARTICLE I.                  Series Shares
ARTICLE II.                 Representations and Warranties
ARTICLE III.                Prospectuses, Reports to Shareholders and Proxy Statements; Voting
ARTICLE IV.                 Sales Material and Information
ARTICLE V.                  Diversification
ARTICLE VI.                 Potential Conflicts
ARTICLE VII.                Indemnification
ARTICLE VIII.               Applicable Law
ARTICLE IX.                 Termination
ARTICLE X.                  Notices
ARTICLE XI.                 Miscellaneous
ARTICLE XII.                Mixed and Shared Funding
ARTICLE XIII.               Distribution Payments
SCHEDULE A                  Separate Accounts and Contracts
SCHEDULE B                  Participating Series
SCHEDULE C                  Allocation of Expenses

                              AMENDED AND RESTATED
                          FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, effective as of this 1st day of March 2005 by and among HARTFORD LIFE INSURANCE COMPANY ("Hartford"), a Connecticut corporation, on its behalf and on behalf of each separate account set forth on attached SCHEDULE A as it may be amended from time to time (the "Separate Accounts"); Hartford Securities Distribution Company, Inc. a Connecticut corporation ("Contracts Distributor"); AllianceBernstein Variable Products Series Fund, Inc, a Maryland Corporation (the "Trust"); the principal underwriter with respect to the Contracts referred to below; AllianceBernstein Investment Research and Management, Inc., a Delaware Corporation (the "Distributor"); and Alliance Capital Management, L.P., a Delaware limited partnership (the "Adviser").

WHEREAS, the parties have conducted business together pursuant to a Fund Participation Agreement dated October 26, 2001; and

WHEREAS, the parties wish to amend and restate the October 26, 2001 Fund Participation Agreement herein; and

WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established by insurance companies for life insurance policies and annuity contracts; and

WHEREAS, the Distributor is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a member in good standing of the National Association of Securities Dealers (the "NASD") and serves as principal underwriter of the shares of the Trust; and

WHEREAS, the Trust intends to make available Class B shares of its series set forth on attached SCHEDULE B, as it may be amended from time to time by mutual agreement of the parties (the "Series"), to the Separate Accounts of Hartford as investment media for those variable annuity contracts of Hartford listed in SCHEDULE A; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws and serves as the investment adviser to the Series; and

WHEREAS, Hartford is an insurance company which has registered or will register the variable annuities and/or variable life insurance policies funded through the Separate Account under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act"), unless exempt from such registration, to be issued by Hartford for distribution (the "Contracts").

NOW, THEREFORE, in consideration of their mutual promises, Hartford, the Trust, the Distributor and the Adviser agree as follows:

                            ARTICLE I. SERIES SHARES

1.1 The Trust and the Distributor agree to make shares of the Series available for purchase by Hartford on behalf of the Separate Accounts on each Business Day. The Trust will execute orders placed for each Separate Account on a daily basis at the net asset value of each Series next computed after receipt by the Trust, or its designee, of such order as of the close of business on each Business Day.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust and Distributor for receipt of orders from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Trust receives notice of such orders by 9:30 a.m. (Eastern time) on the next following Business Day.

       B. For purposes of this Agreement, "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates the net asset value of each Series pursuant to the rules of the Securities and Exchange Commission ("SEC"), as set forth in the Series' prospectus.

1.2 The Board of Trustees of the Trust (the "Board"), acting in good faith and in the exercise of its fiduciary responsibilities, may refuse to permit the Trust to sell shares of any Series to any person, or suspend or terminate the offering of shares of any Series if such action is required by law or by regulatory authorities having jurisdiction over the sale of shares.

1.3 The Trust and the Distributor agree that shares of the Trust or any of its Series will be sold only to insurance companies for use in conjunction with variable life insurance policies or variable annuities. No shares of the Trust or any of its Series will be sold to the general public.

1.4 The Trust and the Distributor agree to redeem for cash, at Hartford's request, any full or fractional shares of the Series held by the Separate Accounts, on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption.

       A. For the purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of redemption requests from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Distributor receives notice of the redemption request by 9:30 a.m. (Eastern time) on the next following Business Day.

1.5 Except as otherwise provided herein, Hartford agrees that purchases and redemptions of Series shares offered by the then current prospectus of the Series shall be made in accordance with the provisions of the prospectus.

    A. Hartford will place separate orders to purchase or redeem shares of each Series. Each order shall describe the net amount of shares and dollar amount of each Series to be purchase or redeemed.

    B. In the event of net purchases, Hartford will pay for shares before 3:00 p.m. (Eastern time) on the next Business Day after receipt of an order to purchase shares.

    C. In the event of net redemptions, the Trust shall pay the redemption proceeds in federal funds transmitted by wire before 3:00 p.m. (Eastern time) on the next Business Day after an order to redeem Series shares is made.

1.6 Issuance and transfer of the Series' shares will be by book entry only. Share certificates will not be issued to Hartford or any Separate Account. Shares purchased will be recorded in an appropriate title for each Separate Account or the appropriate sub-account of each Separate Account. The Trust shall furnish to Hartford the CUSIP number assigned to each Series identified in SCHEDULE B attached as may be amended from time to time.

1.7 The Distributor shall notify Hartford in advance of any dividends or capital gain distributions payable on the Series' shares, but by no later than same day notice by 6:00 p.m. Eastern time on the declaration date (by wire or telephone, followed by written confirmation). Hartford elects to reinvest all such dividends and capital gain distributions in additional shares of that Series. The Trust shall notify Hartford of the number of shares issued as payment of dividends and distributions. Hartford reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash.

1.8 The Distributor shall provide, in a form acceptable to Hartford, the net asset value per share of each Series to Hartford on a daily basis as soon as reasonably practical after the net asset value per share is calculated. The Trust shall use its best efforts to make such net asset value per share available by 6:00 p.m. Eastern time. Information specified in this Section and
Section 1.7 will be substantially in the form as set forth in attached SCHEDULE
D.

       A. If the Distributor provides materially incorrect share net asset value information through no fault of Hartford, the Separate Accounts shall be entitled to an adjustment with respect to the Series shares purchased or redeemed to reflect the correct net asset value per share.

       B. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to Hartford upon discovery. The Trust shall indemnify and hold harmless Hartford against any amount Hartford is legally required to pay annuity or life insurance contract owners that have selected a Series as an investment option ("Contract owners"), and which amount is due to the Trust's or its agents' material miscalculation and/or incorrect reporting of the daily net asset value, dividend rate or capital gains distribution rate. The Trust shall reimburse Hartford for any and all costs and expenses that result from the Distributor providing a materially incorrect share net asset value Hartford shall submit an invoice to the Trust or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Trust or its agents result in a gain to Hartford, subject to the immediately following sentence, Hartford shall immediately reimburse the Trust, the applicable Series or its agents for any material losses incurred by the Trust, the applicable Series or its agents as a result of the incorrect calculation. Should a material miscalculation by the Trust or its agents result in a gain Contract owners, Hartford will consult with the Trust or its designee as to what reasonable efforts shall be made to recover the money and repay the Trust, the applicable Series or its agents. Hartford shall then make such reasonable effort, at the expense of the Trust or its agents, to recover the money and repay the Trust, the applicable Series or its agents; provided, however, Hartford shall not be obligated to initiate or otherwise pursue any legal action or rights of set off against Contract owners for any such reimbursements.

With respect to the material errors or omissions described above, this section shall control over other indemnification provisions in this Agreement.

       C. The Distributor or the Trust shall also provide any additional information relating to each Series, including the non-fair market net asset value, in the time and manner reasonably requested by Hartford.

1.9 The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Funds in response to short-term stock market fluctuations. The Trust and Hartford agree to cooperate to deter transfer activity in the Funds where such activity occurs through the Contracts and has been identified as abusive or following a "market timing" pattern ("Abusive Transfers").

       A. The Trust acknowledges and agrees that the Contracts may not give Hartford the ability to restrict transfers and that Hartford does not have the ability or desire to track, in real time, individual transfers in omnibus accounts or in all Contracts.

       B. The Trust agrees to notify Hartford of transfer activity that the Trust deems to be Abusive Transfer activity. After receiving such notice from the Trust, Hartford agrees that it will cooperate with the Trust and Distributor to limit Abusive Transfers to the extent permissible under the terms and conditions of Contract owner prospectuses, Contracts and other governing laws. Further, Hartford will, upon request, provide to the Trust or the Distributor such information, subject to Hartford's privacy policies protecting certain individual customer information, as they may consider necessary or desirable to review the possible existence and extent of Abusive Transfer activity. The Trust and Hartford agree to amend this provision as mutually deemed to be necessary to reflect any applicable law changes.

       C. In the event the Trust implements restrictions on trading, market timing policies, redemption fees, or any other trading policy or procedure that is more restrictive and/or that conflicts, as determined by Hartford in its reasonable discretion, with Hartford's trading policies and procedures for the Variable Contracts, the Trust will bear all expenses for closing the affected Series in the Contracts.

                  ARTICLE II.  REPRESENTATIONS AND WARRANTIES

2.1  Hartford represents and warrants that:

       A. The Contracts are or will be registered under the 1933 Act unless exempt and that the registrations will be maintained to the extent required by law.

       B. The Contracts will be issued in material compliance with all applicable federal and state laws and regulations.

       C.  Hartford is duly organized and in good standing under applicable law.

       D. Hartford has legally and validly established each Separate Account prior to any issuance or sale as a segregated asset account under the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with the 1940 Act, unless exempt from such registration.

       E. Hartford represents that it believes, in good faith, that the Contracts will be treated as annuity contract under applicable provisions of the Code and that it will make every effort to maintain such treatment. Hartford will notify the Trust and Distributor immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be treated in the future.

2.2  The Trust and the Distributor represent and warrant that:

       A. Series shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required.

       B. Series shares shall be duly authorized for issuance in accordance with the laws of each jurisdiction in which shares will be offered.

       C. Series shares shall be sold in material compliance with all applicable federal and state securities laws and regulations.

       D. The Trust is and shall remain registered under the 1940 Act and the regulations thereunder to the extent required.

       E. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act, from time to time, as required in order to effect the continuous offering of the Series' shares.

2.3  The Trust and the Adviser represent and warrant that:

       A. Each Series is currently qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and complies with Section 817(h) of the Code and regulations there under. The Trust and Adviser will make every effort to maintain such qualification and that both will notify Hartford immediately in writing upon having a reasonable basis for believing that a Series has ceased to qualify or that a Series might not qualify in the future.

       B. The Trust is duly organized and validly existing under the laws of the state of its organization.

       C. The Trust does and will comply in all material respects with the 1940 Act.

       D. The Trust has obtained an order from the SEC granting participating insurance companies and variable insurance product separate accounts exemptions from the provisions of the 1940 Act, as amended, and the rules thereunder, to the extent necessary to permit shares of the Trust or its Series to be sold to and held by variable insurance product separate accounts of both affiliated and unaffiliated life insurance companies.

2.4  The Distributor represents and warrants that:

       A. It is and shall remain duly registered under all applicable federal, state laws and regulations and that it will perform its obligations for the Trust and Hartford in material compliance with all applicable laws and regulations.

         ARTICLE III.  PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY
                               STATEMENTS; VOTING

3.1 The Trust shall provide Hartford with as many printed copies of the current prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each Series (and no other series), and any supplements or amendments to any of the foregoing, as Hartford may reasonably request. If requested by Hartford in lieu of the foregoing printed documents, the Trust shall provide such documents in the form of camera-ready film, computer diskettes or typeset electronic document files, all as Hartford may reasonably request, and such other assistance as is reasonably necessary in order for Hartford to have any of the prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each Series (and no other series), and any supplements or amendments to any of the foregoing, printed in combination with such documents of other fund companies' and/or such documents for the Contracts. Expenses associated with providing, printing and distributing such documents shall be allocated in accordance with SCHEDULE C attached to this Agreement.

3.2 The Trust or its designee will provide Hartford 90 days notice of any change for a Series, including but not limited to, (a) fund objective changes,
(b) anticipated fund mergers/substitutions, (c) no-action or exemptive requests from the SEC, (d) fund name changes, (e) fund adviser or sub-adviser changes; and/or (f) conditions or undertakings that affect Hartford's rights or obligations hereunder. If the Trust fails to provide Hartford with the required notice, the Trust will reimburse Hartford for all reasonable expenses for facilitating the changes and for notifying Contract owners.

3.3 The Trust will provide Hartford with copies of its proxy solicitations applicable to the Series. Hartford will, to the extent required by law, (a) distribute proxy materials applicable to the Series to eligible Contract owners,
(b) solicit voting instructions from eligible Contract owners, (c) vote the Series shares in accordance with instructions received from Contract owners; and
(d) if required by law, vote Series shares for which no instructions have been received in the same proportion as shares of the Series for which instructions have been received.

       A. To the extent permitted by applicable law, Hartford reserves the right to vote Series shares held in any Separate Account in its own right.

       B. Unregistered separate accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA") will refrain from voting shares for which no instructions are received if such shares are held subject to the provisions of ERISA.

3.4 The Trust will comply with all provisions of the 1940 Act and the rules thereunder requiring voting by shareholders.

                  ARTICLE IV.  SALES MATERIAL AND INFORMATION

4.1 Hartford shall furnish, or shall cause to be furnished, to the Trust prior to use, each piece of sales literature or advertising prepared by Hartford in which the Trust, the Adviser or the Distributor is described. No sales literature or advertising will be used if the Trust, the Adviser, or the Distributor reasonably objects to its use within ten (10) Business Days following receipt by the Trust.

4.2 Hartford will not, without the permission of the Trust, make any representations or statements on behalf of the Trust or concerning the Trust in connection with the advertising or sale of the Contracts, other than information or representations contained in: (a) the registration statement or Series prospectus(es), (b) Series' annual and semi annual reports to shareholders, (c) proxy statements for the Series, or, (d) sales literature or other promotional material approved by the Trust.

4.3 The Trust shall furnish, or shall cause to be furnished, to Hartford prior to use, each piece of sales literature or advertising prepared by the Trust in which Hartford, the Contracts or Separate Accounts, are described. No sales literature or advertising will be used if Hartford reasonably objects to its use within ten (10) Business Days following receipt by Hartford.

4.4 Neither the Trust nor the Distributor nor the Adviser will, without the permission of Hartford, make any representations or statements on behalf of Hartford, the Contracts, or the Separate Accounts or concerning Hartford, the Contracts or the Separate Accounts, in connection with the advertising or sale of the Contracts, other than the information or representations contained in:
(a) the registration statement or prospectus for the Contracts, (b) Separate Account reports to shareholders, (c) in sales literature or other promotional material approved by Hartford.

4.5. The Trust will provide to Hartford at least one complete copy of all registration statements, prospectuses, statements of additional information, reports to shareholders, proxy statements, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions and requests for no-action letters, and all amendments, that relate to the Series or its shares.

4.6 Hartford will provide to the Trust, upon the Trust's request, at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, and requests for no action letters, and all amendments, that relate to the Contracts.

                          ARTICLE V.  DIVERSIFICATION

5.1 The Trust and the Adviser represent and warrant that, at all times, each Series will comply with Section 817(h) of the Code and all regulations thereunder, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or regulations. In the event a Series ceases to so qualify, the Trust will notify Hartford immediately of such event and the Adviser will take all steps necessary to adequately diversify the Series so as to achieve compliance within the grace period afforded by Treasury Regulation Section 1.817-5.

                        ARTICLE VI.  POTENTIAL CONFLICTS

6.1 The Board will monitor the Series for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Series. The Board shall promptly inform Hartford if it determines that an irreconcilable material conflict exists and the implications thereof.

6.2 Hartford will report any potential or existing material irreconcilable conflict of which it is actually aware to the Board. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever Contract owner voting instructions are disregarded.

6.3 If it is determined by a majority of the Board, or a majority of its independent Trustees, that a material irreconcilable conflict exists due to issues relating to the Contracts, Hartford will, at its expense and to the extent reasonably practicable, take whatever steps it can which are necessary to remedy or eliminate the irreconcilable material conflict, including, without limitation, withdrawal of the affected Separate Account's investment in the Series. No charge or penalty will be imposed as a result of such withdrawal.

6.4 Hartford, at the request of the Adviser will, at least annually, submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon them. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the SEC upon request.

                          ARTICLE VII. INDEMNIFICATION

7.1  Indemnification by Hartford

       A. Hartford agrees to indemnify and hold harmless the Distributor, the Adviser, the Trust and each of their directors, Trustees or (if applicable), officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Hartford, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of Series shares or the Contracts and:

              1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved by Hartford applicable to the Contracts or Separate Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article VII), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to Hartford by or on behalf of the Trust for use in

                    Company Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

              2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from the registration statement, prospectus, statement of additional information or sales literature of the Trust applicable to the Series (or any amendment or supplement to any of the foregoing) (collectively, "Trust Documents" for purposes of this Article
                   VII)) or wrongful conduct of Hartford or persons under its control, with respect to the sale or acquisition of the Contracts or Series shares; or

              3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of Hartford; or

              4. Arise out of or result from any failure by Hartford to provide the services or furnish the materials required under the terms of this Agreement; or

              5. Arise out of or result from any material breach of any representation and/or warranty made by Hartford in this Agreement or arise out of or result from any other material breach of this Agreement by Hartford.

       B. Hartford shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust, the Distributor or the Adviser, whichever is applicable.

       C. Hartford shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified Hartford in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Hartford of any such claim shall not relieve Hartford from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, Hartford shall be entitled to participate, at its own expense, in the defense of such action. Hartford also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from Hartford to such party of Hartford's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and Hartford will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties will promptly notify Hartford of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Series shares or the Contracts or the operation of the Trust.

7.2  Indemnification by the Distributor

       A. The Distributor agrees to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Series shares or the Contracts and:

              1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in Trust Documents or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust, the Adviser, or the Distributor by or on behalf of Hartford for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

              2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or distribution of the Contracts or Series shares; or

              3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to Hartford by or on behalf of the Distributor or the Trust; or

       4. Arise out of or result from any failure by the Distributor to provide the services or furnish the materials required under the terms of this Agreement; or

       5. Arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

       B. The Distributor shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

       C. The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Distributor shall be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties shall promptly notify the Distributor of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.

7.3  Indemnification by the Adviser

       A. The Adviser agrees to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Series shares or the Contracts and:

              1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Trust Documents or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately 'derived from written information furnished to the Trust, the Adviser, or the Distributor by or on behalf of Hartford for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

              2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Adviser or persons under its control, with respect to the sale or distribution of the Contracts or Series shares; or

              3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to Hartford by or on behalf of the Adviser or the Trust; or

              4. Arise out of or result from any failure by the Adviser to provide the services or furnish the materials required under the terms of this Agreement; or

              5. Arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser.

       B. The Adviser shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

       C. The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the

          Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser shall be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties shall promptly notify the Adviser of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.

                          ARTICLE VIII. APPLICABLE LAW

8.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut without giving effect to the principles of conflicts of laws.

8.2 This Agreement, its terms and definitions, shall be subject to the provisions of the 1933 Act, the Securities Exchange Act of 1934, and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

                            ARTICLE IX. TERMINATION

9.1 This Agreement shall continue in full force and effect until the first to occur of:

       A. Termination by any party for any reason upon six-months advance written notice delivered to the other parties; or

       B. Termination by Hartford by written notice to the Trust, the Adviser or the Distributor with respect to any Series in the event any of the Series' shares are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment medium of the Contracts issued or to be issued by Hartford; or

       C. Termination by Hartford upon written notice to the Trust with respect to any Series in the event that such Series ceases to qualify as a "regulated investment company" under Subchapter M of the Code or under any successor or similar provision; or

       D. Termination by Hartford upon written notice to the Trust and the Distributor with respect to any Series in the event that such Trust fails to meet the diversification requirements specified in Section
           5.1 of this Agreement; or

       E. Termination upon mutual written agreement of the parties to this Agreement; or

9.2  Effect of Termination.

       A. Notwithstanding any termination of this Agreement, the Trust shall, at the option of Hartford, continue to make available additional shares of the Series pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts") unless such further sale of Series shares is proscribed by law, regulation or applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts will be permitted to direct allocation and reallocation of investments in the Series, redeem investments in the Series and invest in the Series through additional purchase payments.

       B. Hartford agrees not to redeem Series shares attributable to the Contracts except (i) as necessary to implement Contract owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application or (iii) as permitted by an order of the SEC. Upon request, Hartford will promptly furnish to the Trust the opinion of counsel for Hartford to the effect that any redemption pursuant to clause (ii) above is a legally required redemption.

       C. In addition to the foregoing, Article VII Indemnification shall survive any termination of this Agreement.

9.3  Parties to Cooperate Respecting Termination

The other Parties hereto agree to cooperate with and give reasonable assistance to Hartford in taking all necessary and appropriate steps for the purpose of ensuring that the Separate Account owns no shares of a Portfolio after the Final Termination Date with respect thereto.

                               ARTICLE X. NOTICES

10.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Alliance Variable Products Series, Inc.
1345 Avenue of the Americas
New York, NY 10105
Attn: Marc O. Mayer, President and Chief Executive Officer

If to the Distributor:

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105
Attn: Stephen Scanlon, Senior Vice President

If to the Adviser:

Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, NY 10105
Attn: Marc O. Mayer, Executive Vice President

If to Hartford:                                     With a copy to:
Hartford Life Insurance Co.                         Hartford Life Insurance Co.
200 Hopmeadow Street                                200 Hopmeadow Street
Simsbury, Connecticut 06070                         Simsbury, Connecticut 06070
Attn: Thomas M. Marra, President                    Attn: Alan Kreczko, Deputy General Counsel

                           ARTICLE XI.  MISCELLANEOUS

11.1 Each party will treat as confidential any and all "Nonpublic Personal Financial Information" and all information reasonably expected to be treated as confidential (collectively, "Confidential Information") and not release any Confidential Information unless (a) the other party provides written consent to do so; (b) a party is compelled to do so by court order, subpoena or comparable request issued by any governmental agency, regulator or other competent authority; or (c) permitted by applicable law. Each party shall safeguard Confidential Information as required by applicable law and provide reasonable confirmation upon request. As used above,
(i) "Nonpublic Personal Financial Information" shall refer to personally identifiable financial information about any prospective or then existing customer of Hartford including customer lists, names, addresses, account numbers and any other data provided by customers to the Hartford in connection with the purchase or maintenance of a product or service that is not Publicly Available; and (ii) "Publicly Available" shall mean any information that the disclosing party has a reasonable basis to believe is lawfully made available to the general public from federal, state, or local government records, widely distributed media, or disclosures made to the general public that are required by federal, state, or local law.

11.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

11.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.5 Each party shall cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and shall permit such authorities (and other parties) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

11.7 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties.

11.8 The waiver of, or failure to exercise, any right provided for in this Agreement shall not be deemed a waiver of any further or future right under this Agreement.

11.9 The Advisor agrees to consult in advance with Hartford concerning and decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to the Fund's shareholders.

11.10 The Trust, Adviser, Hartford, Contracts Distributor, and Distributor each agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver combined or coordinated prospectuses or other materials of the Fund and Separate Account.

                ARTICLE XII:  MIXED AND SHARED FUNDING AGREEMENT

12.1 The Trust has obtained an order exempting it from certain provisions of the 1940 Act and rules thereunder so that the Series are available for investment by certain other entities, including, without limitation, separate accounts funding variable life insurance policies and separate accounts of insurance companies unaffiliated with Hartford ("Mixed and Shared Funding Order"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5.

12.2 The Trust agrees that its Board of Directors shall at all times consist of directors a majority of whom are not interested persons of Adviser or Distributor within the meaning of Section 2(a)(19) of the 1940 Act (the "Disinterested Directors") with such exceptions as permitted by the Mixed and Shared Funding Order.

12.3 The Trust agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the participants in all separate accounts of life insurance companies utilizing the Series, including the Separate Account. Hartford agrees to inform the Board of Directors of the Fund of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

       (a)  an action by any state insurance or other regulatory authority;

       (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

       (c)  an administrative or judicial decision in any relevant proceeding;

       (d) the manner in which the investments of any Portfolio are being managed;

       (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract participants or by participants of different life insurance companies utilizing the Series; or

       (f) a decision by a life insurance company utilizing the Series to disregard the voting instructions of participants.

Hartford will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by Hartford to disregard voting instructions of participants. The obligations of the Hartford under this Section 5.3 will be carried out with a view only to the interests of participants.

12.4 CONFLICT REMEDIES.

       (a) It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, Hartford and the other life insurance companies utilizing the Fund will, at their own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

              (i) withdrawing the assets allocable to some or all of the separate accounts from the Series or any Portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Series, or submitting the question whether such segregation should be implemented to a vote of all affected participants and, as appropriate, segregating the assets of any particular group (e.g., annuity contract owners or participants, life insurance contract owners or all contract owners and participants of one or more life insurance companies utilizing the Series) that votes in favor of such segregation, or offering to the affected contract owners or participants the option of making such a change; and

              (ii) establishing a new registered investment company of the type defined as a "Management Company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a Management Company.

       (b) If the material irreconcilable conflict arises because of Hartford's decision to disregard participant voting instructions and that decision represents a minority position or would preclude a majority vote, Hartford may be required, at the Trust's election, to withdraw the Separate Account's investment in the Series. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six months after the Fund gives notice to Hartford that this provision is being implemented, and until such withdrawal Distributor and the Trust shall continue to accept and implement orders by Hartford for the purchase and redemption of shares of the Series.

       (c) If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to Hartford conflicts with the majority of other state regulators, then Hartford will withdraw the Separate Account's investment in the Series within six months after the Trust's Board of Directors informs Hartford that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal Distributor and Fund shall continue to accept and implement orders by Hartford for the purchase and redemption of shares of the Series.

       (d) Hartford agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of participants.

       (e) For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will the Trust or Distributor be required to establish a new funding medium for any Contracts. Hartford will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of participants materially adversely affected by the material irreconcilable conflict.

12.5 The Trust will promptly make known in writing to Hartford the Board of Directors' determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

12.6 Hartford and the Trust will at least annually submit to the Board of Directors of the Fund such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying life insurance companies utilizing the Fund of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

12.7 If, at any time during which the Trust is serving as an investment medium for variable life insurance policies, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to mixed and shared funding, the Parties agree that they will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

                      ARTICLE XIII:  DISTRIBUTION PAYMENTS

13.1  During the term of this Agreement and subject to the conditions of this
Section 13, the Distributor will make payments to Hartford pursuant to a distribution plan adopted by the Trust with respect to the Class B shares of the Portfolios pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") in consideration of the Hartford's, or its affiliate, furnishing distribution services relating to the Class B shares of the Portfolios and providing administrative, accounting and other services, including personal service and/or the maintenance of participant accounts, with respect to such shares. The Distributor has no obligation to make any such payments under this Section 13, and the Hartford waives any such payment, until the Distributor receives monies therefor from the Trust. Any such payments made pursuant to this Section 13 shall be subject to the following terms and conditions:

       (a) Any such payments shall be in such amounts as the Distributor may from time to time advise Hartford in writing but in any event not in excess of the amounts permitted by the Rule 12b-1 Plan. Such payments may include a service fee in the amount of .25 of 1% per annum of the average daily net assets of the Trust attributable to the Class B shares of a Portfolio held by clients of the Contracts Distributor. Any such service fee shall be paid solely for personal service and/or the maintenance of participant accounts.

       (b) The provisions of this Section 13 relate to a plan adopted by the Trust pursuant to Rule 12b-1. In accordance with Rule 12b-1, any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Section 13 shall provide the Trust's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

       (c) The provisions of this Section 13 shall remain in effect for not more than a year and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually in conformity with Rule 12b-1 and the 1940 Act. The provisions of this Section 13 shall automatically terminate in the event of the assignment (as defined by the 1940 Act) of this Agreement, in the event the Rule 12b-1 Plan terminates or is not continued or in the event this Agreement terminates or ceases to remain in effect. In addition, the provisions of this Section 13 may be terminated at any time, without penalty, by either the Distributor or Hartford with respect to any Portfolio on not more than 60 days' nor less than 30 days' written notice delivered or mailed by registered mail, postage prepaid, to the other party.

       (d) Payments made under this Section 13 will offset amounts owed by Distributor to Hartford under the "Marketing and Services Agreement" of even date herewith.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in as name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY
On its behalf and each Separate Account named in Schedule A, as may be amended from time to time

By:           /s/ Robert M. Arena, Jr
              -----------------------------------
Name:         Robert M. Arena, Jr
Its:          Vice President

HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.
On its behalf and each Separate Account named in Schedule A, as may be amended from time to time

By:       /s/ George R. Jay
          -----------------------------------
Name:     George R. Jay
Its       Chief Compliance Officer

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES, INC.

By:       /s/ Marc O. Mayer
          -----------------------------------
Name:     Marc O. Mayer
Its       President and Chief Executive
          Officer

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.

By:       /s/ Stephen Scanlon
          -----------------------------------
Name:     Stephen Scanlon
Its       Senior Vice President

ALLIANCE CAPITAL MANAGEMENT, L.P.

By:       /s/ Marc O. Mayer
          -----------------------------------
Name:     Marc O. Mayer
Its       Executive Vice President

                                   SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

                          SEPARATE ACCOUNTS                                            CONTRACTS
----------------------------------------------------------------------------------------------------------------
Hartford Life Insurance Company Separate Account Two                    HLVA03
                                                                        HLVA99
Hartford Life and Annuity Insurance Company Separate Account Three      HLNCDSC03
Hartford Life and Annuity Insurance Company Separate Account Three      HLNCDSC98
                                                                        HLVA94

                                   SCHEDULE B
               PORTFOLIOS OF ALLIANCE PRODUCTS SERIES FUND, INC.
                     SUBJECT TO THE PARTICIPATION AGREEMENT

EFFECTIVE OCTOBER 26, 2001

Class B shares of Global Bond Portfolio of AllianceBernstein Variable Products Series Fund, Inc.

Class B shares of Growth and Income Portfolio of AllianceBernstein Variable Products Series Fund, Inc.

EFFECTIVE MAY 1, 2005

Class B shares of Balanced Wealth Portfolio of AllianceBernstein Variable Products Series Fund, Inc.

Class B shares of Small/Mid Cap Value Portfolio of AllianceBernstein Variable Products Series Fund, Inc.

Class B shares of Value Portfolio of AllianceBernstein Variable Products Series Fund, Inc.

Class B shares of International Value Portfolio of AllianceBernstein Variable Products Series Fund, Inc.

Class B shares of Global Research Growth Portfolio of AllianceBernstein Variable Products Series Fund, Inc.

                                   SCHEDULE C

                             ALLOCATION OF EXPENSES

                   PAID BY HARTFORD                                         PAID BY THE TRUST
-----------------------------------------------------------------------------------------------------------------
Preparing and filing the Separate Account's             Preparing and filing the Trust's registration statement
registration statement
Text composition for Separate Account prospectus and    Text composition for Series prospectuses and supplements
supplements
Text alterations of Separate Account prospectus and     Text alterations of Series prospectuses and supplements
supplements
Printing Separate Account prospectuses and supplements  Printing Series prospectus and supplements for use with
for use with prospective Contract owners;               existing Contract owners; or if requested by Hartford,
Printing Series prospectuses and supplements for use    providing camera-ready film, computer diskettes or
with prospective Contract owners                        typeset electronic document files of such documents and
                                                        printing such documents for use with existing Contract
                                                        owners (1)
Text composition and printing of Separate Account       Text composition and printing of Trust statement of
statement of additional information                     additional information (1)
Mailing and distributing Separate Account               Mailing and distributing Series prospectuses, supplements
prospectuses, supplements and statement of additional   and statement of additional information to existing
information to existing Contract owners as required by  Contract owners (1)
applicable law;                                         Printing, mailing and distributing Series and Separate
Mailing and distributing Separate Account prospectuses  Account supplements and other communications related to
and supplements to prospective Contract owners;         fund substitutions, fund closings, fund mergers and other
Mailing and distributing Series prospectuses and        similar fund transactions
supplements to prospective Contract owners
Text composition of any annual and semi-annual reports  Text composition of annual and semi-annual reports of the
of the Separate Account, printing, mailing, and         Series; printing, mailing, and distributing annual and
distributing any annual and semi-annual reports of the  semi-annual reports of the Series to existing Contract
Separate Account                                        owners (1)
Text composition, printing, mailing, distributing, and  Text composition, printing, mailing, distributing, and
tabulation of proxy statements and voting instruction   tabulation of proxy statements and voting instruction
solicitation materials to Contract owners with respect  solicitation materials to Contract owners with respect to
to proxies sponsored by the Separate Accounts           proxies sponsored by the Series or the Trust

(1) Hartford may choose to print the Series' prospectus(es), statement of additional information, and its semi annual and annual reports, or any of such documents, in combination with such documents of other fund companies. In this case, the Trust's share of the total expense for printing and delivery of the combined materials shall be determined pro-rata based upon the page count of the Series' documents as compared to the total page count for the combined materials containing all other funds offered under the Contracts.

                                   SCHEDULE D

                    FORMAT FOR NAV AND DIVIDEND INFORMATION

Please provide the following information when sending the nightly NAV and Dividend Distribution Date Fax/Email:

Mutual Fund Company Name
Pricing Company Name
Fund Name (no abbreviations)
Fund Number
Ticker and/or Cusip Number
NAV
NAV Change from Prior Day
Prior Day NAV
Ordinary Dividend Distribution
Ordinary Dividend Distribution Change from Prior Day
Small Cap Gain Distribution
Small Cap Gain Distribution Change from Prior Day
Large Cap Gain Distribution
Large Cap Gain Distribution Change from Prior Day
Pricing Contact Name and Phone Number
Distribution Data Contact Name and Phone Number
Emergency after hours Name & Phone Number

                               AMENDMENT NO. 1 TO
                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

The AMENDMENT is made and entered into as of the fifteenth (15th) day of October, 2005, by and among HARTFORD LIFE INSURANCE COMPANY, a Connecticut stock life insurance company ("Hartford") on its behalf and on behalf of each separate account set forth on Schedule A (the "Separate Accounts"), HARTFORD SECURITIES DISTRIBUTION COMPANY, INC. a Connecticut corporation ("Contracts Distributor"), ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUNDS, INC., a Maryland corporation, (the "Trust"); ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC., a Delaware Corporation (the "Distributor"); and ALLIANCE CAPITAL MANAGEMENT, L. P., a Delaware limited partnership (the "Adviser") (collectively, the "Original Parties") and Hartford Life and Annuity Insurance Company (together with the Original Parties the "Parties").

WHEREAS, the Original Parties have agreed to make available series of the Trust to be investment media for certain variable annuity contracts of Hartford under an Amended and Restated Participation Agreement dated March 1, 2005 (the "Agreement");

WHEREAS, the Original Parties desire to amend the Agreement to make available series of the Trust to be investment media for certain variable life insurance contracts of Hartford;

WHEREAS, the Parties desire to amend the Agreement to add another party to the Agreement, HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, a Connecticut stock life insurance company on its behalf and on behalf of the Separate Accounts set forth on Schedule A;

NOW THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

The Hartford Life and Annuity Insurance Company shall become a Party to this Agreement and all the rights and obligations set forth in the Agreement regarding Hartford Life Insurance Company and its Separate Accounts listed on Schedule A shall apply to Hartford Life and Annuity Insurance Company and its Separate Accounts listed on Schedule A.

The Parties agree that Schedule A shall be amended and replaced by the attached Schedule A.

                                   SCHEDULE A

           SEPARATE ACCOUNTS AND CONTRACTS SUBJECT TO THE AMENDED AND
                       RESTATED PARTICIPATION AGREEEMENT

                        HARTFORD LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNTS

Hartford Life Insurance Separate Account Two
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account VL II

                                   CONTRACTS

HLVA03                                                        HL-1544(98)
HLVA99                                                        ILA-1020
HLNCDSC03                                                     HL-14623
HLNCDSC98                                                     HL-13865
HLVA94                                                        ILA-1007
HL-15486(00)                                                  HL-14875
HL-15894(03)                                                  HL-15898(03)
HL-15471(99)                                                  HL-15904(03)
HV2025 (403(b) product)

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               SEPARATE ACCOUNTS

Hartford Life and Annuity Insurance Separate Account Two
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account Three Hartford Life and Annuity Insurance Company Separate Account VL II

                                   CONTRACTS

HLVA03/HLAVA03                                                LA-1154(99)
HLVA99/HLAVA99                                                LA-1151(98)
HLNCDSC03/HLANCDSC03                                          ILA-1020
HLNCDSC98/HLANCDSC98                                          LA-1240(03).ILA-1098
HLVA94/HLAVA94                                                LA-1246(03)
LA-1200(02)                                                   HL-14875
LA-1158(00)                                                   HL-15898(03)
LA-1238(03)                                                   HL-15904(03)

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

EFFECTIVE: OCTOBER 15, 2005

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

HARTFORD LIFE INSURANCE
COMPANY, ON ITS BEHALF AND EACH
SEPARATE ACCOUNT NAMED IN SCHEDULE
A, AS MAY BE AMENDED FROM TIME TO
TIME

By:    /s/ Michael Kalen
       ------------------------------
Name:  Michael Kalen
Title  Exec. VP & Dir., ILD

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY, ON ITS BEHALF
AND EACH SEPARATE ACCOUNT NAMED IN
SCHEDULE A, AS MAY BE AMENDED FROM
TIME TO TIME

By:    /s/ Michael Kalen
       ------------------------------
Name:  Michael Kalen
Title  Exec. VP & Dir, ILD

ALLIANCEBERNSTEIN VARIABLE
PRODUCTS SERIES, INC

By:    /s/ Marc O. Mayer
       ------------------------------
Name:  Marc O. Mayer
Title  President and CEO

ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT, INC.

By:    /s/ Stephen Scanlon
       ------------------------------
Name:  Stephen Scanlon
Title  Senior Vice President

ALLIANCE CAPITAL MANAGEMENT,
L.P., BY ALLIANCE CAPITAL MANAGEMENT CORPORATION, GENERAL PARTNER

By:    /s/ Adam R. Spilka
       ------------------------------
Name:  Adam R. Spilka
Title  Secretary

                               AMENDMENT NO. 2 TO
                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

The AMENDMENT is made and entered into as of the first (1st) day of May, 2006, by and among HARTFORD LIFE INSURANCE COMPANY AND HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, each, a Connecticut stock life insurance company (together, "The Hartford") on its behalf and on behalf of each separate account set forth on Schedule A (the "Separate Accounts"), HARTFORD SECURITIES DISTRIBUTION COMPANY, INC. a Connecticut corporation ("Contracts Distributor"), ALLIANCEBERNSTEIEN VARIABLE PRODUCTS SERIES FUNDS, INC., a Maryland Corporation, (the "Trust"); ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC., a Delaware Corporation (the "Distributor"); and ALLIANCE CAPITAL MANAGEMENT, L.P., a Delaware limited partnership (the "Adviser") (collectively, the "Original Parties").

WHEREAS, the Original Parties have agreed to make available series of the Trust to be investment media for certain variable annuity contracts of The Hartford under an Amended and Restated Participation Agreement dated March 1, 2005 (the "Agreement");

WHEREAS, the Original Parties have agreed to make available series of the Trust to be investment media for certain variable life insurance contracts of The Hartford under Amendment No. 1 of the Amended and Restated Participation Agreement dated October 15, 2005.

WHEREAS, the Original Parties desire to amend the Agreement to make available series of the Trust to be investment media for certain variable annuity and variable life insurance contracts of The Hartford;

NOW THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

The Parties agree that Schedule A shall be amended and replaced by the attached Schedule A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

EFFECTIVE: MAY 1, 2006

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

HARTFORD LIFE INSURANCE
COMPANY, ON ITS BEHALF AND EACH
SEPARATE ACCOUNT NAMED IN SCHEDULE
A, AS MAY BE AMENDED FROM TIME TO
TIME

By:    [ILLEGIBLE]
Name:
Title

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY, ON ITS BEHALF
AND EACH SEPARATE ACCOUNT NAMED IN
SCHEDULE A, AS MAY BE AMENDED FROM
TIME TO TIME

By:    [ILLEGIBLE]
Name:
Title

ALLIANCEBERNSTEIN VARIABLE
PRODUCT SERIES, INC

By:    [ILLEGIBLE]
Name:
Title

ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT, INC.

By:    [ILLEGIBLE]
Name:
Title

ALLIANCE CAPITAL MANAGEMENT,
L.P.

By:    [ILLEGIBLE]
Name:
Title

                                   SCHEDULE A

           SEPARATE ACCOUNTS AND CONTRACTS SUBJECT TO THE AMENDED AND
                       RESTATED PARTICIPATION AGREEEMENT

                        HARTFORD LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNTS

Hartford Life Insurance Separate Account Two
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account VL II

                                   CONTRACTS

HLVA03                                                        HL-15441(98)
HLVA99                                                        ILA-1020
HLNCDSC03                                                     HL-14623
HLNCDSC98                                                     HL-13865
HLVA94
HL-15486(00)                                                  HL-14875
HL-15894(03)                                                  HL-15898(03)
HL-15471(99)                                                  HL-15904(03)
HL-15420 (403(b))                                             HV-1452-0
HV-1499-0(403(b))

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               SEPARATE ACCOUNTS

Hartford Life and Annuity Insurance Separate Account Two
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account Three Hartford Life and Annuity Insurance Company Separate Account VL II

                                   CONTRACTS

HLVA 03/HLAVA03                                               LA-1154(99)
HLVA99/HLAVA99                                                LA-1151(98)
HLNCDSCO 3/HLANCDSC03                                         ILA-1020
HLNCDSC98/HLANCDSC98                                          LA-1240(03).ILA-1098
HLVA94/HLAVA94                                                LA-1246(03)
LA-1200(02)                                                   HL-14875
LA-1158(00)                                                   HL-15898(03)
LA-1238(03)                                                   HL-15904(03)

                                  AMENDMENT TO
                          FUND PARTICIPATION AGREEMENT

THIS AMENDMENT, effective as of this 19th day of April 2007 by and among Hartford Life Insurance Company for and on behalf of itself and those separate accounts listed below ("Company"): AllianceBernstein Variable Products Series Fund, Inc. ("Trust"); AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc. and AllianceBernstein Investment and Research Management, Inc. ("Distributor"); and AllianceBernstein L.P. (formerly Alliance Capital Management, L.P.) ("Adviser").

RECITALS

WHEREAS, the above captioned entities are parties to that certain Fund Participation Agreement(s) dated March 1, 2005, as amended (collectively, the "Agreement"); and

WHEREAS, the parties desire to amend the Agreement in order to reflect and automatically update the information set forth in REVISED SCHEDULE A.

NOW, THEREFORE, in consideration of the covenants and agreements herein stated, the parties mutually agree that the Agreement be, and hereby is amended, as follows:

1. The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Company, as filed with the Securities and Exchange Commission from time to time.

2. Trust registration statement supplements shall be supplied by the Distributor in final form to the Company prior to or contemporaneously with the filing thereof with the Securities and Exchange Commission; time being of the essence. The Distributor recognizes that the Company issues Contract prospectuses on a May 1st calendar year and therefore any supplements issued off cycle result in additional costs and expenses, including special handling fees. Notwithstanding anything possibly to the contrary, neither the Company, nor its affiliates, shall be responsible for any losses, claims, damages, liabilities (including regulatory fines, penalties and other amounts paid in settlement disputes) arising in connection with any delay or non-timeliness of supplements delivered to Contract owners as a result of the failure or inability to comply with the foregoing requirements. The Adviser and the Distributor will make their best efforts to provide the Company with updated shareholder reports no later than 45 days after the end of the reporting period. The Company reserves the right, in its sole discretion, to combine the delivery of Trust supplements to coordinate with other Company variable product supplements and to levy a surcharge for its administrative costs and expenses incurred in connection with circulating supplements that do not coincide with scheduled variable product prospectus updates.

3. The Distributor shall promptly reimburse the Company, upon the Company's request, for its costs associated with trust registration statement supplements. The Distributor will calculate the payment contemplated and will make such payment to the Company within 30 days thereafter. Each payment will be accompanied by a statement showing the calculation of the amounts payable and such other supporting data as may be reasonably requested by the

Company. The Distributor agrees to use best efforts to resolve any billing discrepancy detected by the Company and remit any corrective payment upon demand.

4. The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to non-binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.

5. This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

6. Except as hereinabove provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

7. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

8. This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY
On its behalf and each of their respective separate accounts named in Schedule A, as amended.

By:    [ILLEGIBLE]
       ------------------------------------------------------------
Its    Senior Vice President

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

By:    [ILLEGIBLE]
       ------------------------------------------------------------
Its

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:    [ILLEGIBLE]
       ------------------------------------------------------------
Its

ALLIANCEBERNSTEIN L.P.

By:    [ILLEGIBLE]
       ------------------------------------------------------------
Its

                                   Schedule A

SEPARATE ACCOUNTS:
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Two, DC Variable Account II Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II

PRODUCTS FUNDED BY SEPARATE ACCOUNTS:
The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Fifth Third Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
Director M Access
The Director M Edge
The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
The Director Choice Series III and IIIR
The Director Choice Access Series II and IIR
The Director Choice Series II and IIR
The Director Choice Access Series I and IR
Group Variable Annuity Contracts (Gardner and White)
The Director Choice
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I

Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor

                                  AMENDMENT TO
                          FUND PARTICIPATION AGREEMENT

THIS AMENDMENT, effective as of this 19th day of April, 2007 by and among Hartford Life and Annuity Insurance Company for and on behalf of itself and those separate accounts listed below ("Company"); AllianceBernstein Variable Products Series Fund, Inc. ("Trust"); AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc. and AllianceBernstein Investment and Research Management, Inc.) ("Distributor"); and AllianceBernstein L.P. (formerly Alliance Capital Management, L.P.) ("Adviser").

RECITALS

WHEREAS, the above captioned entities are parties to that certain Fund Participation Agreement(s) dated March 1, 2005, as amended (collectively, the "Agreement"); and

WHEREAS, the parties desire to amend the Agreement in order to reflect and automatically update the information set forth in REVISED SCHEDULE A.

NOW, THEREFORE, in consideration of the covenants and agreements herein stated, the parties mutually agree that the Agreement be, and hereby is amended, as follows:

1. The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Company, as filed with the Securities and Exchange Commission from time to time.

2. Trust registration statement supplements shall be supplied by the Distributor in final form to the Company prior to or contemporaneously with the filing thereof with the Securities and Exchange Commission; time being of the essence. The Distributor recognizes that the Company issues Contract prospectuses on a May 1st calendar year and therefore any supplements issued off cycle result in additional costs and expenses, including special handling fees. Notwithstanding anything possibly to the contrary, neither the Company, nor its affiliates, shall be responsible for any losses, claims, damages, liabilities (including regulatory fines, penalties and other amounts paid in settlement disputes) arising in connection with any delay or non-timeliness of supplements delivered to Contract owners as a result of the failure or inability to comply with the foregoing requirements. The Adviser and the Distributor will make their best efforts to provide the Company with updated shareholder reports no later than 45 days after the end of the reporting period. The Company reserves the right, in its sole discretion, to combine the delivery of Trust supplements to coordinate with other Company variable product supplements and to levy a surcharge for its administrative costs and expenses incurred in connection with circulating supplements that do not coincide with scheduled variable product prospectus updates.

3. The Distributor shall promptly reimburse the Company, upon the Company's request, for its costs associated with trust registration statement supplements The Distributor will calculate the payment contemplated and will make such payment to the Company within 30 days thereafter. Each payment will be accompanied by a statement showing the calculation of the amounts payable and such other supporting data as may be reasonably requested by the Company. The Distributor agrees to use best efforts to resolve any billing discrepancy detected by the Company and remit any corrective payment upon demand.

4. The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to non-binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.

5. This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

6. Except as hereinabove provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

7. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

8. This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
On its behalf and each of their respective separate accounts named in Schedule A, as amended.

By:    [ILLEGIBLE]
       ------------------------------------------------------------
Its    Senior Vice President

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

By:    [ILLEGIBLE]
       ------------------------------------------------------------
Its

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:    [ILLEGIBLE]
       ------------------------------------------------------------
Its

ALLIANCEBERNSTEIN L.P.

By:    [ILLEGIBLE]
       ------------------------------------------------------------
Its

                                   Schedule A

SEPARATE ACCOUNT
Hartford Life and Annuity Insurance Company Separate Account Three Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL II

PRODUCT FUNDED BY SEPARATE ACCOUNT
The Director M
Wells Fargo Director M
Director M Access
The Director M Edge
The Director M Plus
The Director M Outlook
Wells Fargo Director M Outlook
Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor

                                AMENDMENT NO. 4
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated March 1, 2005, as amended, by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, "The Hartford"), Hartford Securities Distribution Company, Inc., AllianceBernstein Variable Product Series Funds, Inc. (the "Trust"), AllianceBernstein Investments, Inc. (the "Distributor"), and AllianceBernstein, L.P. (the "Adviser"), is hereby amended as follows:

1. SCHEDULE A TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2008

HARTFORD LIFE INSURANCE COMPANY          ALLIANCEBERNSTEIN VARIABLE PRODUCT
                                         SERIES FUNDS, INC.

By its authorized officer,               By its authorized officer,

By:    /s/ Robert Arena                  By:    /s/ Marc O. Mayer
       --------------------------------         ----------------------------------
Name:  Robert Arena                      Name:  Marc O. Mayer
Its:   Executive Vice President          Its:   Executive Vice President
Date:  June 12, 2008                     Date:

HARTFORD LIFE AND ANNUITY INSURANCE      ALLIANCEBERNSTEIN INVESTMENTS, INC.
COMPANY

By its authorized officer,               By its authorized officer,

By:    [ILLEGIBLE]                       By:    /s/ Stephen C. Scanlon
       --------------------------------         ----------------------------------
Name:                                    Name:  Stephen C. Scanlon
Its:                                     Its:   Managing Director
Date:                                    Date:

ALLIANCEBERNSTEIN, L.P.

By its authorized officer,

By:    /s/ Marc O. Mayer
       --------------------------------
Name:  Marc O. Mayer
Its:   Executive Vice President
Date:

                                   SCHEDULE A

             SEPARATE ACCOUNTS AND CONTRACTS SUBJECT PARTICIPATION
                                   AGREEMENT

SEPARATE ACCOUNTS
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Two, DC Variable Account II Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
Hartford Life Insurance Company Separate Account VL II

PRODUCTS FUNDED BY SEPARATE ACCOUNTS:
Hartford Leaders Series IV
Hartford Leaders Edge Series IV
The Director
The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
Director M Access
The Director M Edge
The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
The Director Choice Series III and IIIR
The Director Choice Access Series II and IIR
The Director Choice Series II and IIR
The Director Choice Access Series I and IR

The Director Choice
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Hartford Leaders Variable Universal Life Liberty
Hartford Leaders Variable Universal Life Legacy

                                AMENDMENT NO. 5
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated March 1, 2005, as amended, by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, "The Hartford"), Hartford Securities Distribution Company, Inc., AllianceBernstein Variable Product Series Funds, Inc. (the "Trust"), AllianceBernstein Investments, Inc. (the "Distributor"), and AllianceBernstein, L.P. (the "Adviser"), is hereby amended as follows:

1. SCHEDULE A TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: October 19, 2009

HARTFORD LIFE INSURANCE COMPANY          ALLIANCEBERNSTEIN VARIABLE PRODUCT
                                         SERIES FUNDS, INC.

By its authorized officer,               By its authorized officer,

By:    /s/ Robert Arena                  By:    /s/ Stephen J. Laffey
       --------------------------------         ----------------------------------
Name:  Robert Arena                      Name:  Stephen J. Laffey
Its:   Executive Vice President          Its:   Assistant Secretary
Date:  10/6/09                           Date:  9/29/09

HARTFORD LIFE AND ANNUITY INSURANCE      ALLIANCEBERNSTEIN INVESTMENTS, INC.
COMPANY

By its authorized officer,               By its authorized officer,

By:    /s/ Robert Arena                  By:    /s/ Andrew L. Gangolf
       --------------------------------         ----------------------------------
Name:  Robert Arena                      Name:  Andrew L. Gangolf
Its:   Executive Vice President          Its:   Assistant Secretary
Date:  10/6/09                           Date:  9/29/09

ALLIANCEBERNSTEIN, L.P.

By its authorized officer,

By:    /s/ Marc R. Bryant
       ----------------------------------
Name:  Marc R. Bryant
Its:   Assistant Secretary
Date:  9/29/09

                                   SCHEDULE A

             SEPARATE ACCOUNTS AND CONTRACTS SUBJECT PARTICIPATION
                                   AGREEMENT

SEPARATE ACCOUNTS
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Two, DC Variable Account II Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
Hartford Life Insurance Company Separate Account VL II

PRODUCTS FUNDED BY SEPARATE ACCOUNTS:
Hartford Leaders V
Hartford Leaders Series IV
Hartford Leaders Edge Series IV
The Director
The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
Director M Access
The Director M Edge
The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
The Director Choice Series III and IIIR
The Director Choice Access Series II and IIR
The Director Choice Series II and IIR

The Director Choice Access Series I and IR
The Director Choice
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Hartford Leaders Variable Universal Life Liberty
Hartford Leaders Variable Universal Life Legacy

                                AMENDMENT NO. 6
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Ageement"), dated March 1, 2005, as amended, by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, "Hartford"), Hartford Securities Distribution Company, Inc., AllianceBernstein Variable Product Series Funds, Inc. (the "Trust"), AllianceBernstein Investments, Inc. (the "Distributor"), and AllianceBernstein, L.P. (the "Adviser"), is hereby amended as follows:

1. Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

Effective date: May 2, 2011

HARTFORD LIFE INSURANCE COMPANY          ALLIANCEBERNSTEIN VARIABLE
                                         PRODUCT SERIES FUNDS, INC.

By its authorized officer,               By its authorized officer,

By:    /s/ Steven M. Kluever             By:    /s/ Stephen J. Laffey
       --------------------------------         ----------------------------------
Name:  Steven M. Kluever                 Name:  Stephen J. Laffey
Its:   Vice President Product &          Its:   Assistant Secretary
       Marketing
Date:  4-29-11                           Date:  11/19/2011

HARTFORD LIFE AND ANNUITY                ALLIANCEBERNSTEIN INVESTMENTS, INC.
INSURANCE COMPANY

By its authorized officer,               By its authorized officer,

By:    /s/ Steven M. Kluever             By:    /s/ Daniel Notto
       --------------------------------         ----------------------------------
Name:  Steven M. Kluever                 Name:  Daniel Notto
Its:   Vice President Product &          Its:   Assistant Secretary
       Marketing
Date:  4-29-11                           Date:  4/19/2011

HARDFORD SECURITIES                      ALLIANCEBERNSTEIN, L.P.
DISTRIBUTED COMPANY, INC.

By its authorized officer,               By its authorized officer,

By:    /s/ Steven M. Kluever             By:    /s/ Emilie D. Wrapp
       --------------------------------         ----------------------------------
Name:  Steven M. Kluever                 Name:  Emilie D. Wrapp
Its:   Vice President Product &          Its:   Assistant Secretary
       Marketing
Date:  4-29-11                           Date:  4/19/2011

                                   SCHEDULE A

             SEPARATE ACCOUNTS AND CONTRACTS SUBJECT PARTICIPATION
                                   AGREEMENT

SEPARATE ACCOUNTS
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Two, DC Variable Account II Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
Hartford Life Insurance Company Separate Account VL II

PRODUCTS FUNDED BY SEPARATE ACCOUNTS:
Hartford's Personal Retirement Manager - All Series
Hartford Leaders V
Hartford Leaders Series IV
Hartford Leaders Edge Series IV
The Director
The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
Director M Access
The Director M Edge
The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
The Director Choice Series III and IIIR
The Director Choice Access Series II and IIR

The Director Choice Series II and IIR
The Director Choice Access Series I and IR
The Director Choice
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Hartford Leaders Variable Universal Life Liberty
Hartford Leaders Variable Universal Life Legacy